EXHIBIT 10.1

AMENDMENT No. I TO AGILENT VALUE ADDED RESELLER PROGRAM AGREEMENT AHA47
BY AND BETWEEN
AGILENT TECHNOLOGIES, INC.
AND
 O. I. CORPORATION

The above referenced Purchase Agreement ("Agreement") dated June 1, 2008, between Agilent Technologies, Inc. ("Agilent") and O.I. Corporation is hereby amended as follows:

I. Exhibit M is attached and hereby made part of above referenced Agreement AHA47.

ALL OTHER TERMS AND CONDITIONS OF THE REFERENCED AGREEMENT REMAIN UNCHANGED AND ARE IN FULL FORCE AND EFFECT.

AGREED TO:		AGREED TO:

AGILENT TECHNOLOGIES. INC.		O.I. CORPORATION

By:	/s/ Rose Douglas	By:	/s/ J. Bruce Lancaster
Rose Douglas		J. Bruce Lancaster

Title: Contracts Specialist		Title: CEO/CFO

Address: 2850 Centerville Rd		Address: 151 Graham Road
Wilmington, DE 19808		College Station, TX 77845
Date: 9/5/08		Date: 9/4/08

AHA47

Exhibit M Modified

MULTIPLE RELEASE POINT LIST

This Multiple Release Point list ("Exhibit M") is attached to and made a part of Agilent Agreement No. AHA47 ("Agreement) for the purpose of identifying the mutually agreed upon Reseller locations and legal entities that are eligible to place orders under the Agreement. Except as expressly modified herein, all terms and conditions of the Agreement remain in full force and effect

1.
For non-educational institutions, Reseller certifies that any legal entity identified below is more than fifty (50%) percent controlled by Reseller or a common parent. This means that the Reseller or a common parent either holds more than fifty (50%) percent of the issued shares of voting stock, has the power to exercise more than fifty (50%) percent of the voting rights, or holds more than fifty (50%) percent of the capital or business assets of the Reseller legal entity.

2.
For Educational Institutions, Reseller certifies that any educational entity identified below is governed by an established, staffed and operated entity which has the responsibility for controlling budgets and/or authorizing purchases.

3.	For Resellers who qualify for multiple channels, one channel type must be specified for each release point in order to determine the applicable discount.

4.
Reseller and Agilent agree that the following Reseller legal or educational entities located within the United States of America may purchase from the corresponding Agilent selling entities. The complete name and address of the locations eligible to participate in this Agreement are as follows (attach additional pages as necessary):

Agilent Selling Entities	Reseller Entities
Agilent Technologies, Inc.	O.I. Corporation
2850 Centerville Rd.	151 Graham Road
Wilmington, DE 19808	College Station, TX 77845

CMS Field Services
2148 Pelham Pkwy, Bldg 400
Pelham, AL 35124-1131